Exhibit 99.1

SEVERANCE AND GENERAL RELEASE AGREEMENT

This Severance and General Release Agreement (hereinafter “Agreement”) is made this 13th day of October, 2014, by and between Terrell Ackerman of 5148 Hazelnut Avenue, Billings, Montana 59106 (“Employee”) and Stillwater Mining Company, of 1321 Discovery Drive, Billings, Montana 59102 (“Employer”), (collectively “the Parties”).

R E C I T A L S

WHEREAS, Employee wishes to retire and that certain employment agreement dated May 8, 2002, as amended (“Employment Agreement”), is terminated effective October 13, 2014 (“Termination Date”); and

WHEREAS, the Parties have agreed that Employee will be provided with certain severance benefits; and

WHEREAS, in consideration of these severance benefits, Employee has agreed to release any and all claims he might have against Employer arising out of his employment or the termination of his employment;

NOW, THEREFORE, for and in consideration of the mutual promises, obligations and covenants herein contained, the Parties voluntarily and knowingly agree as follows:

A G R E EM E N T

1.            Effective Date. This Agreement shall become effective on the eighth day following the date on which the Employee signs it (the “Effective Date”).

2.            Termination. Employee’s duties as Vice President of Corporate Development terminate on the Termination Date. Employee agrees that he will not perform any work for Employer, will resign as an officer of the Company and as an officer and board member of all subsidiary companies, and shall have no authority to act on behalf of Employer or any related entities after such Termination Date.

3.            Release. Employee shall, and hereby does, on behalf of himself, his heirs, successors and assigns, acknowledge full and complete satisfaction of, and does hereby waive his right to damages from and release, absolve and discharge Employer, its parents, subsidiaries, divisions, and affiliated corporations, past and present, and each of them, as well as trustees, directors, officers, stockholders, agents, servants, employees, representatives, heirs and attorneys, past and present, and each of them (collectively the “Released Parties”), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, complaints, wages, obligations, debts, labor grievances, expenses, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, suspected or unsuspected, which he owns or holds or at any time heretofore owned or held against the Released Parties or any one or more of the Released Parties, including specifically but not exclusively, without limiting the generality of the foregoing, (1) any and all claims arising out of or in any way connected with Employee’s employment, the 2004 Equity Incentive Plan (as amended), the 2012 Equity Incentive Plan (as amended), or payment of compensation, by Employer or its affiliates under the Employment Agreement or otherwise; (2) any and all claims arising out of or in any way connected with the termination of Employee’s employment with Employer; (3) any claim that could arise under common (including civil tort) law and/or state or federal statutes, including but not limited to, any and all claims under the federal Fair Labor Standards Act, the Equal Pay Act, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Americans with Disabilities Act, the Family and Medical Leave Act, the Civil Rights Act of 1866, the Montana Wrongful Discharge from Employment Act, the Montana Human Rights Act, including but not limited to state and federal tax laws, and any other federal, state or local laws, without limitation or exception. The Parties intend this Agreement to have a broad effect and to settle to the fullest extent permitted by law all claims and disputes, without limitation of any kind or nature, whether known or unknown, relating to Employee and his employment by Employer.

4.            Full Disclosure. Employee warrants and represents that he has fully informed Employer of all claims and demands, if any, made against him in his capacity as an employee, and has disclosed to Employer all acts or omissions on his part, if any, known to him, which could give rise to such claims.

5.            Severance Amount. In reliance upon Employee’s representations and warranties as set out herein, in satisfaction of any obligation to make payments on termination of employment under the Employment Agreement, and in full and final settlement of any claims Employee may have against Employer, Employer agrees to pay to Employee the following amounts: (1) $1,040,792.03, less required withholdings, which represents 150 percent of Employee’s annual base salary, 150 percent of Target Annual Bonus payable pursuant to the Employment Agreement within thirty days of the effective date; and (2) All compensation through the termination date has been paid through direct deposit; and (3) Said amounts shall be sent via United States mail, postage paid, to Employee at the address written herein.

6.            Unused and Accrued Vacation and Personal Holiday. The Parties acknowledge that, on the Termination Date, Employee will have accrued and not used 350 hours of vacation for 2014, and 8 hours of personal holiday, for which Employee will be paid the sum of $100,105.28, less required withholdings, on the termination date. Said amount shall be sent via United States mail, postage paid, to Employee at the address written herein.

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7.            Company Stock Options, Restricted Stock, ERISA and 401(k) Benefits. This Agreement is not intended to alter any benefits to which Employee is entitled under Employer’s 401(k) plan, any employee benefit plan covered by the federal law known as the Employee Retirement Income Security Act (ERISA), or any stock option or restricted stock unit agreement. Any 401(k) benefits for which Employee is eligible shall be provided in accordance with the provisions of the Employer’s 401(k) Plan documents. Any amounts paid pursuant to this agreement are not eligible 401(k) wages and will not be subject to Employee’s deferral election. Any employee benefits for which Employee is eligible under ERISA will be provided in accordance with Employer’s applicable benefit plan documents. Stock options and restricted stock units held by Employee, if any, will continue to be governed by any existing agreement applicable to such options or stock units, which may, in the case of the restricted stock units, require that the settlement of any restricted stock units that vest in accordance with the provisions therein be delayed for six months following the Termination Date in accordance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations thereunder (“Section 409A”). The following stock unit grants, and their respective agreements, are incorporated herewith: 23,744 units granted March 4, 2014; 19,564 units granted March 5, 2014; and 8,384 units granted March 5, 2014 (the “RSUs”). Pursuant to the existing restricted stock unit agreements, the following RSUs have not vested: 23,744 units granted March 4, 2014; 19,564 units granted March 5, 2014; and 8,384 units granted March 5, 2014. The Board of Directors of Stillwater Mining Company, in its sole and absolute discretion, agrees that the following RSUs shall vest upon Termination: 23,744 units granted March 4, 2014; and 8,384 units granted March 5, 2014. The Board of Directors of Stillwater Mining Company, in its sole and absolute discretion, agree that the following RSUs shall vest upon the conclusion of the Performance Period and subject to the satisfaction of the Performance Criteria as described in the grant agreement: 19,564 units granted March 5, 2014; All remaining unvested units shall be forfeited on the Effective Date of this agreement.

8.            Insurance. The Parties understand that continuation of medical benefits, including dental and vision benefits, is governed by the appropriate provisions of the federal law commonly known as COBRA, 29 U.S.C. §1162, et seq., and it shall be solely Employee’s responsibility to initiate any continuation of insurance coverage. Subject to that understanding, in satisfaction of any obligation to provide continuation coverage or commensurate payment under the Employment Agreement, and as further consideration for this Agreement, Employer agrees to pay Employee the sum of $47,623.38, less required withholdings, for the express purpose of offsetting the cost of Employee’s coverage for 18 months. Payment shall be made within thirty days of Termination Date. Said amount shall be sent via United States mail, postage paid, to Employee at the address written herein. Employer shall have no further obligation in this regard.

9.            Acknowledgment of Compensation. Employee acknowledges that, except for the sums set out in this Agreement, he has received full payment of all wages and compensation due to him including, but not limited to, salary, vacation, and bonuses.

10.         Proprietary Information. During the course of employment, Employee has acquired certain “Confidential Information” of the Employer. “Confidential Information” shall mean any information, including trade secrets, that is not generally known outside the Employer and that is proprietary to the Employer, relating to any phase of the Employer’s existing or reasonably foreseeable business which is disclosed to Employee by the Employer including information conceived, discovered or developed by Employee. Confidential Information includes, but shall not be limited to, business plans, financial statements and projections, operating forms (including contracts) and procedures, payroll and personnel records, marketing materials and plans, proposals, software codes and computer programs, project lists, project files, price information and cost information and any other document or information that is designated by the Employer as “Confidential.” The term “trade secret” shall be defined as follows:

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A trade secret may consist of any formula, pattern, device or compilation of information which is used in one’s business, and which gives him an opportunity to obtain an advantage over competitors who do not know or use it.

Accordingly, Employee agrees that he shall not use for his own benefit such Confidential Information or trade secrets acquired during the term of his employment by the Employer. Further, Employee shall not, without the written consent of the Employer, which consent may be given or withheld in the Employer’s sole discretion, disclose to any person any Confidential Information or trade secrets obtained by him while in the employ of the Employer.

11.         Non-Competition and Non-Solicitation. Employee agrees to abide by the Non-Competition and Non-Solicitation covenants set out in Article 14 of the Employment Agreement, which Article, by its own terms, survives termination of the Employment Agreement, and which Article is by this reference incorporated herein as if set out in full.

12.         Non-disparagement. Employee and Employer further agree, as a consideration for this Agreement and the payments made hereunder, that neither party to this Agreement, by word, writing or action, shall do anything to disparage the other party, its business or its services in any way.

13.         Severability. The terms of this Agreement are contractual and not a mere recital. Should any provision, or part of any provision, or application thereof, be held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provision or application, and to this end, the provisions of this Agreement are declared to be severable.

14.         No Representations. Employer makes no representations regarding the tax consequences of this Agreement or any payments made hereunder.

15.         Interpretation. The parties agree that this Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against any party. The terms of this Agreement shall be enforced pursuant to Montana law.

16.         Waiver. Employee understands and intends that by this Agreement he is waiving any claims he may have under the federal Age Discrimination in Employment Act (ADEA) as amended, and represents and agrees that he has, either personally or through his attorney, considered all aspects of this Agreement and is fully advised and satisfied with the terms and effect of this Agreement; that he is fully aware of his right to discuss any and all aspects of this matter with an attorney of his choice; that he has carefully read and fully understands all of the provisions of this Agreement; and that he has voluntarily entered into this Agreement.

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17.         Consideration Period. Employee understands that he has been given a period of forty-five (45) calendar days to review and consider this Agreement before signing it. Employee further understands that he may use as much of this 45-day period as he wishes prior to signing.

18.         Revocation. Employee understands that this Agreement can be revoked within seven (7) calendar days of his signing it. Revocation can be made by delivering written notice of revocation to Employer at the address written herein, and directed to the attention of Kris Koss. For this revocation to be effective, written notice must be received by Ms. Koss no later than the close of business on the seventh day after Employee signs this Agreement. If Employee revokes this Agreement, it shall not be effective or enforceable and Employee will not receive the benefits described in this Agreement.

19.         Further Obligations. Employee agrees to resign from all officer positions of any company related to the Employer on the Termination Date set forth in this Agreement. The parties further agree to execute and deliver to each other such further instruments and do such other and further acts as reasonably may be required to carry out the purposes of this Agreement, including, but not limited to prompt correction of any defect which may hereafter be discovered in the execution of the Agreement or any document given in connection herewith.

20.         Notice. Notice to be given under this Agreement should be sent by first class mail, postage prepaid to the parties at the following addresses:

Terrell Ackerman

5148 Hazelnut Avenue

Billings, Montana 59106

Stillwater Mining Company

1321 Discovery Drive

Billings, MT 59102

Attention: Kris Koss

21.         Taxes. The parties acknowledge and agree that the form and timing of the payments and benefits to be provided pursuant to this Agreement are intended to be exempt from or to comply with one or more exceptions to the requirements of Section 409A, including the requirement for a six-month suspension on payments to “specified employees” as defined in Section 409A that are not otherwise permitted to be paid within the six-month suspension period. Notwithstanding any provision of this Agreement to the contrary, the Employer neither represents nor warrants the tax treatment under any federal, state, local, or foreign laws or regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any payment or benefits contemplated by this Agreement including, but not limited to, when and to what extent such payments or benefits may be subject to tax, penalties and interest under the Tax Laws.

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22.         Complete Agreement. The undersigned acknowledge that they have carefully read and understood the contents of this Agreement. They further acknowledge and agree that the consideration recited in this Agreement is the sole and only consideration for this Agreement, and no representations, promises, or inducements have been made by any party or its officers, employees, agents or attorneys thereof other than appear in this Agreement. EXCEPT AS SPECIFICALLY SET OUT HEREIN, this Agreement supersedes any other oral or written agreement or understanding between the parties regarding any matter within the scope of this Agreement, including, without limitation, the Employment Agreement.

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